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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 2, 2003

                                   DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)

         Illinois                      1-15659                   74-2928353
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On April 2, 2003, Dynegy Inc.'s principal financing subsidiary, Dynegy Holdings Inc. ("DHI"), entered into a $1.66 billion credit facility consisting of:

     . a $1.1 billion DHI secured revolving credit facility (the "revolving facility") and a $200 million DHI secured term loan ("Term A facility"), each of which matures on February 15, 2005; and

     . a $360 million DHI secured term loan ("Term B facility") that matures on December 15, 2005.

     The credit facility replaces, and preserves the commitment of each lender under, DHI's $900 million and $400 million revolving credit facilities, which had maturity dates of April 28, 2003 and May 27, 2003, respectively, and Dynegy's $360 million Polaris communications lease, which had a maturity date of December 15, 2005. The credit facility will provide funding for general corporate purposes. The revolving facility is also available for the issuance of letters of credit. Borrowings under the credit facility will bear interest, at Dynegy's option, at (i) a base rate plus 3.75% per annum or (ii) LIBOR plus 4.75% per annum. A letter of credit fee will be payable on the undrawn amount of each letter of credit outstanding at a percentage per annum equal to 4.75% of such undrawn amount. An unused commitment fee of 0.50% will be payable on the unused portion of the revolving facility.

     Subject to restrictions contained in the credit facility, amounts repaid under the revolving facility may be reborrowed. The full amounts of the borrowings under the Term A facility and the Term B facility were borrowed at the closing, and borrowings repaid under these facilities may not be reborrowed.

The credit facility contains mandatory prepayment events. The credit facility must, subject to specified exceptions, be repaid and permanently reduced with:

     .    100% of the net cash proceeds of all non-ordinary course asset sales;

     . 50% of the net cash proceeds from the issuance of equity or subordinated debt;

     .    100% of the net cash proceeds from the issuance of senior debt; and

     .    50% of extraordinary receipts.

The credit facility provides for no amortization of principal amounts outstanding prior to the maturity dates except upon the occurrence of such a prepayment event.

     Subject to specified exceptions, DHI's obligations under the credit facility are guaranteed by Dynegy and all of Dynegy's direct and indirect subsidiaries, excluding (i) Illinois Power Company ("IP") and Dynegy Global Communications ("DGC") and their respective subsidiaries, (ii) most foreign subsidiaries, dormant subsidiaries and subsidiaries with de minimus value and
(iii) subsidiaries that are unable to become guarantors due to existing contractual or legal restrictions.

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     Subject to specified exceptions and permitted liens, the lenders under the credit facility received a first priority lien in substantially all the assets of Dynegy, DHI and certain of the subsidiary guarantors to the extent practicable and permitted by existing contractual arrangements, excluding IP and DGC and their respective subsidiaries. The lenders also received a first priority lien in the ownership interests in Dynegy's direct and indirect subsidiaries, excluding (i) IP and DGC and their respective subsidiaries, (ii) most foreign subsidiaries, dormant subsidiaries and subsidiaries with de minimus value and (iii) subsidiaries whose ownership interests may not be pledged due to existing contractual or legal restrictions. The lenders also received a second priority lien in all material assets of Dynegy Midwest Generation, Inc., subject to the first priority lien granted to the lenders under Dynegy's Black Thunder financing. The obligations of Dynegy under the Project Alpha transaction and CoGen Lyondell and Riverside generating facility leases were ratably secured with the same assets pledged to the lenders under the credit facility as required by the terms of such facilities.

     The credit facility contains affirmative covenants relating to, among other things, financial statements; compliance and other certificates; notices of certain events; payment of obligations; preservation of existence; maintenance of properties; maintenance of insurance; compliance with laws; maintenance of books and records; inspection rights; use of proceeds; guarantee obligations and security; compliance with environmental laws; preparation of environmental reports; further assurances; material contracts; distribution of cash proceeds and extraordinary receipts by subsidiaries; and mortgaged property. The credit facility contains negative covenants relating to, among other things, liens; investments; indebtedness; fundamental changes; dispositions; restricted payments; changes in business; transactions with affiliates and non-loan parties; burdensome agreements; use of proceeds; amendments to organizational documents; accounting changes; prepayments of indebtedness; material contracts; swap contracts and off-balance sheet arrangements; formation of subsidiaries; the CoGen Lyondell and Riverside facilities; and amendments to the Series B preferred stock held by ChevronTexaco Corporation. The credit facility also contains financial and capital expenditure-related covenants, which are described in detail below.

     The credit facility generally prohibits Dynegy and its subsidiaries, subject to certain exceptions, from incurring additional debt. Notwithstanding this restriction, Dynegy may issue "exchange debt," or debt issued in exchange for outstanding DHI senior unsecured debt. Any such exchange debt may provide for guarantees that result in such debt being structurally senior to DHI's outstanding senior unsecured debt. Any exchange debt issued would be subject to the following restrictions:

     . for exchange debt offered in respect of DHI senior unsecured debt maturing in 2005 and 2006,

          . if the maturity of the exchange debt is prior to March 15, 2007, then the aggregate principal amount of exchange debt issued generally cannot exceed

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               66% of the aggregate principal amount of the DHI senior unsecured debt exchanged; and

          . if the maturity of the exchange debt is on or after March 15, 2007, then the aggregate principal amount of exchange debt issued generally cannot exceed the aggregate principal amount of the DHI senior unsecured debt exchanged;

     . for exchange debt offered in respect of DHI senior unsecured debt maturing in 2011, 2012, 2018 and 2026,

          . the aggregate principal amount of exchange debt issued generally cannot exceed the aggregate principal amount of the DHI senior unsecured debt exchange; and

          . the maturity of the exchange debt must be after December 31, 2009; and

     . the aggregate cash interest expense of any exchange debt cannot exceed the aggregate cash interest expense of the DHI senior unsecured debt exchanged.

     The credit facility generally prohibits Dynegy and its subsidiaries from pre-paying, redeeming or repurchasing its outstanding debt or preferred stock. Notwithstanding this restriction, Dynegy may repurchase or redeem up to $300 million in DHI senior notes or Series B preferred stock held by ChevronTexaco subject to the following restrictions:

          . the first $100 million in repurchases of DHI senior notes requires a permanent reduction in commitments under the credit facility of $100 million, the second $100 million in repurchases requires a permanent reduction in commitments under the credit facility of $200 million, and the third $100 million in repurchases requires a permanent reduction in commitments under the credit facility of $300 million;

          . no permanent reduction in commitments under the credit facility is required if DHI senior notes are repurchased with net cash proceeds attributable to extraordinary receipts or the issuance of equity or subordinated debt;

          . only $50 million of the $300 million may be used to repurchase DHI senior notes that mature on or after April 1, 2011; and

          . only $50 million of the $300 million may be used to redeem shares of the Series B preferred stock held by ChevronTexaco, and Dynegy must permanently reduce commitments under the credit facility by three times the amount used to redeem such shares.

Notwithstanding the foregoing, Dynegy must have $500 million of liquidity for 10 days prior to and as of the date of the repurchase or redemption of DHI senior notes or the Series B preferred stock.

     The financial covenants in the credit facility are described below. Dynegy and its subsidiaries, excluding IP and DGC and their respective subsidiaries, are prohibited from:

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     .    permitting their Secured Debt/EBITDA Ratio (as defined in the credit facility) on and after September 30, 2003 to be greater than the ratio set forth below:




                                                         Maximum Secured Debt/
             Measurement Period Ending                       EBITDA Ratio
             -------------------------                   --------------------
                 September 30, 2003                            7.8:1.0
                 December 31, 2003                             7.8:1.0
                   March 31, 2004                              7.2:1.0
                   June 30, 2004                               6.8:1.0
                 September 30, 2004                            6.0:1.0
             December 31, 2004 and each
             fiscal quarter thereafter                         5.6:1.0

          . the definition of EBITDA in the credit facility specifically excludes, among other items, (i) discontinued business operations (including third-party marketing and trading, communications and tolling agreements), (ii) disclosed litigation, (iii) extraordinary gains or losses, (iv) any impairment, abandonment, restructuring or similar non-cash expenses, and (v) turbine cancellation payments up to $50 million in the aggregate;

     . permitting their liquidity to be less than $200 million for a period of more than ten consecutive business days; or

     . making capital expenditures during the four fiscal quarter period ending on the applicable dates set forth below in an amount exceeding the amount set forth opposite such fiscal quarter:

                 Fiscal Quarter                            Amount
                 --------------                            ------
                 December 31, 2003                         $232 million
                 March 31, 2004                            $202 million
                 June 30, 2004                             $206 million
                 September 30, 2004                        $208 million
                 December 31, 2004 and each
                 fiscal quarter thereafter                 $222 million

     . making capital expenditures in connection with the completion of the Rolling Hills facility in an aggregate amount exceeding $85 million.

     With respect to the quarterly restrictions on capital expenditures set forth above, Dynegy may (i) carryforward any amount not expended in the four fiscal quarter period in which it was permitted and (ii) carryback up to 50% of any amount permitted in a future four fiscal quarter period to any prior four fiscal quarter period and the amount related to the future four fiscal quarter period will be reduced accordingly. Further, Dynegy and its subsidiaries may make additional capital expenditures that are required to comply with applicable law.

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     The credit facility contains events of default relating to:

     . non-payment of principal when due, non-payment of interest or any commitment fee within three days or non-payment of any other amounts payable under applicable loan documents within five business days;
     . failure to comply with specified covenants and agreements, subject to applicable grace periods;

     . incorrect or materially misleading representations or warranties when made;

     . non-payment when due of (i) any debt or guarantee obligation having an aggregate principal amount in excess of $50 million or (ii) specified defaults leading to the liquidation of certain swap contracts with a mark-to-market value to the counterparty in excess of $50 million;

     . specified insolvency proceedings that are not discharged or stayed within 60 days or the inability to pay debts as they become due;

     . the entry of a final, non-appealable judgment in excess of $50 million (net of insurance) that is not discharged or stayed within 60 days;

     .    specified ERISA-related events involving in excess of $50 million; and

     .    any change of control.


     Upon the occurrence of any event of default, upon the request of lenders representing more than 50% of borrowings outstanding under the credit facility, such lenders may, among other things, declare all borrowings outstanding (including letters of credit) under the credit facility immediately due and payable.

     The following chart depicts Dynegy's consolidated third-party debt obligations relative to the primary entity under which those obligations reside as of April 2, 2003 (in millions):


                                ---------------
                                | Dynegy Inc. |---------------------------------------------
                                ---------------                                            |
                                       |                                                   |
                                       |                                      ----------------------------
                                       |                                      | Illinova/2/              |
                                       |                                      | -----------              |
                             --------------------------------------------     | $94 million Senior Notes |
                             | Dynegy Holdings Inc.                     |     ----------------------------
                             | --------------------                     |                  |
                             | $1,079 million revolving credit facility |                  |
                             | $200 million Term A facility             |                  |
                             | $360 million Term B facility            |                  |
                             | $2 billion senior notes                  |     ----------------------------------------
                             | $200 million Trust Preferred Securities  |     | Illinois Power                       |
                             --------------------------------------------     | --------------                       |
                                                     |                        | Transitional Funding                 |
                                                     |                        |  Trust Notes            $494 million |
                                                     |                        | Mortgage Bonds          $1.6 billion |
                                                     |                        | Term Loan               $100 million |
                                                     |                        | Tilton Lease/1/         $81 million  |
                        -----------------------------|-------------------     ----------------------------------------
                        |                            |                  |
                        |                            |                  |
                        |                            |                  |
-------------------------------------------          |   --------------------------------
| Dynegy Power Corp./2/                   |          |   | Dynegy Midwest Generation/2/ |
| ---------------------                   |          |   | ---------------------------- |
| CoGen Lyondell             $170 million |          |   | Black Thunder $739 million   |
| Riverside                  $190 million |          |   --------------------------------
| Renaissance/Rolling Hills  $106 million |          |
| DNE Leveraged Lease/3/     $763 million |          |
-------------------------------------------          |
                                                     |
                      -----------------------------------------------------------
                      |                                                         |
                      |                                                         |
                      |                                                         |
                      |                                                         |
------------------------------------------------                -----------------------------------
| DMT Holdings/2/                              |                | Dynegy Midstream Services LP/2/ |
| ---------------                              |                | ------------------------------- |
| Project Alpha                   $250 million |                | No outstanding debt             |
------------------------------------------------                -----------------------------------


(1) Tilton is an off-balance sheet lease that is subleased to DMG.
(2) Guarantor under the restructured revolving credit facility.
(3) Represents the present value of future lease payments.


     The foregoing description of the material terms of Dynegy's new credit facility and related ancillary documents is qualified in its entirety by reference to the definitive agreements governing the credit facility, which will be filed as exhibits to Dynegy's Annual Report on Form 10-K for the year ended December 31, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

         99.1 Press Release of Dynegy Inc. dated April 2, 2003.

ITEM 9. REGULATION FD DISCLOSURE

     On April 2, 2003, Dynegy issued a press release announcing the execution of the above-described credit facility and providing additional information with respect to its 2003 earnings and cash flow guidance from its generation, natural gas liquids and regulated energy delivery segments. A copy of Dynegy's April 2, 2003 press release is attached hereto as exhibit 99.1 and is incorporated herein by this reference. In accordance with General Instructions B.2. of Form 8-K, the information contained in such press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DYNEGY INC.

                                   BY:   /s/ Keith R. Fullenweider
                                         -----------------------------------
                                         Keith R. Fullenweider
                                         Senior Vice President, Deputy General
                                         Counsel and  Secretary



Dated: April 2, 2003